UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-05715

The Gabelli Convertible and Income Securities Fund Inc.

(Exact name of registrant as specified in charter)

One Corporate Center

Rye, New York 10580-1422

(Address of principal executive offices) (Zip code)

Bruce N. Alpert

Gabelli Funds, LLC

One Corporate Center

Rye, New York 10580-1422

(Name and address of agent for service)

registrant’s telephone number, including area code: 1-800-422-3554

Date of fiscal year end: December 31

Date of reporting period: June 30, 2012

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports to Stockholders.

The Report to Shareholders is attached herewith.

The Gabelli Convertible and Income Securities Fund Inc. Semiannual Report — June 30, 2012	Mario J. Gabelli, CFA

To Our Shareholders,

For the six months ended June 30, 2012, the net asset value (“NAV”) total return of The Gabelli Convertible and Income Securities Fund Inc. was 6.3%, compared with a total return of 2.5% for the Barclays Government/Credit Bond Index. The total return for the Fund’s publicly traded shares was 12.9%. The Fund’s NAV per share was $5.58, while the price of the publicly traded shares closed at $5.53 on the New York Stock Exchange (“NYSE”). See below for additional performance information.

Enclosed are the schedule of investments and financial statements as of June 30, 2012.

Comparative Results

Average Annual Returns through June 30, 2012 (a) (Unaudited)					Since
	Year to Date	1 Year	5 Year	10 Year	Inception (07/03/89)
Gabelli Convertible and Income Securities Fund
NAV Total Return (b)	6.26%	1.07%	0.82%	4.55%	6.44%
Investment Total Return (c)	12.90	(3.08)	(0.71)	2.67	5.23(d)
Standard & Poor’s 500 Index	9.49	5.45	0.22	5.33	8.86(e)
Barclays Government/Credit Bond Index	2.52	8.77	6.84	5.75	N/A(f)
Lipper Convertible Securities Fund Average	4.39	(4.78)	1.81	6.20	7.91(e)

(a)  Returns represent past performance and do not guarantee future results. Investment returns and the principal value of an investment will fluctuate. When shares are sold, they may be worth more or less than their original cost. Performance returns for periods of less than one year are not annualized. Current performance may be lower or higher than the performance data presented. Visit www.gabelli.com for performance information as of the most recent month end. Investors should carefully consider the investment objectives, risks, charges, and expenses of the Fund before investing. The Standard & Poor’s 500 Index is an unmanaged indicator of stock market performance. The Barclays Government/Credit Bond Index is an unmanaged market value weighted index that tracks the total return performance of fixed rate, publicly placed, dollar denominated obligations. The Lipper Convertible Securities Fund Average reflects the average performance of open-end mutual funds classified in this particular category. Dividends and interest income are considered reinvested. You cannot invest directly in an index.

(b)  Total returns and average annual returns reflect changes in the NAV per share, reinvestment of distributions at NAV on the ex-dividend date, and adjustments for rights offerings and are net of expenses. Since inception return is based on an initial NAV of $10.00.

(c)  Total returns and average annual returns reflect changes in closing market values on the NYSE, reinvestment of distributions, and adjustments for rights offerings. Since inception return is based on an initial offering price of $11.25.

(d)  The Fund converted to closed-end status on March 31, 1995 and had no operating history on the NYSE prior to that date.

(e)  From June 30, 1989, the date closest to the Fund’s inception for which data is available.

(f)   The Barclays Government/Credit Bond Index inception date is January 29, 1999.

Summary of Portfolio Holdings (Unaudited)

The following table presents portfolio holdings as a percent of total investments as of June 30, 2012:

The Gabelli Convertible and Income Securities Fund Inc.

U.S. Government Obligations	21.9%
Financial Services	12.3%
Aerospace	10.7%
Energy and Utilities	10.5%
Health Care	9.5%
Diversified Industrial	8.4%
Computer Hardware	5.4%
Food and Beverage	4.4%
Telecommunications	3.7%
Retail	3.4%
Consumer Products	1.8%
Automotive: Parts and Accessories	1.6%
Hotels and Gaming	1.5%
Building and Construction	0.8%
Transportation	0.7%
Automotive	0.6%

Communications Equipment	0.6%
Specialty Chemicals	0.5%
Environmental Services	0.4%
Broadcasting	0.3%
Computer Software and Services	0.3%
Metals and Mining	0.2%
Electronics	0.1%
Equipment and Supplies	0.1%
Entertainment	0.1%
Wireless Communications	0.1%
Cable and Satellite	0.1%
Business Services	0.0%
Manufactured Housing and Recreational Vehicles	0.0%

100.0%

The Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain this information at www.gabelli.com or by calling the Fund at 800-GABELLI (800-422-3554). The Fund’s Form N-Q is available on the SEC’s website at www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

Proxy Voting

The Fund files Form N-PX with its complete proxy voting record for the twelve months ended June 30, no later than August 31 of each year. A description of the Fund’s proxy voting policies, procedures, and how the Fund voted proxies relating to portfolio securities is available without charge, upon request, by (i) calling 800-GABELLI (800-422-3554); (ii) writing to The Gabelli Funds at One Corporate Center, Rye, NY 10580-1422; or (iii) visiting the SEC’s website at www.sec.gov.

Shareholder Meeting – May 14, 2012 – Final Results

The Fund’s Annual Meeting of Shareholders was held on May 14, 2012 at the Greenwich Library in Greenwich, Connecticut. At that meeting, common and preferred shareholders, voting together as a single class, elected E. Val Cerutti, Dugald A. Fletcher, and Anthony R. Pustorino as Directors of the Fund. A total of 9,661,505 votes, 9,687,069 votes, and 9,648,561 votes were cast in favor of these Directors and a total of 417,001 votes, 391,437 votes, and 429,945 votes were withheld for these Directors, respectively.

Mario J. Gabelli, CFA, Anthony J. Colavita, Werner J. Roeder, Anthonie C. van Ekris, and Salvatore J. Zizza continue to serve in their capacities as Directors of the Fund.

We thank you for your participation and appreciate your continued support.

The Gabelli Convertible and Income Securities Fund Inc.

Schedule of Investments — June 30, 2012 (Unaudited)

Principal Amount		Cost	Market Value
	CONVERTIBLE CORPORATE BONDS — 17.7%
	Aerospace — 1.9%
$ 1,850,000	GenCorp Inc., Sub. Deb. Cv.,
	4.063%, 12/31/39	$1,489,541	$1,884,688

	Automotive — 0.6%
600,000	Navistar International Corp., Sub. Deb. Cv.,
	3.000%, 10/15/14	597,692	562,500

	Broadcasting — 0.3%
200,000	Sirius XM Radio Inc., Sub. Deb. Cv.,
	7.000%, 12/01/14(a)	184,608	261,500

	Building and Construction — 0.8%
	Lennar Corp., Cv.,
400,000	2.000%, 12/01/20(a)	390,187	504,000
200,000	2.750%, 12/15/20(a)	205,235	309,250

		595,422	813,250

	Cable and Satellite — 0.0%
400,000	Adelphia Communications Corp., Sub. Deb. Cv.,
	3.250%, 05/01/21†(b)	92,711	0

	Computer Hardware — 4.0%
4,000,000	SanDisk Corp., Cv.,
	1.000%, 05/15/13	3,539,625	3,960,000

	Consumer Products — 0.0%
250,000	Eastman Kodak Co., Cv.,
	7.000%, 04/01/17†(b)	193,567	38,750

	Diversified Industrial — 5.2%
3,500,000	Griffon Corp., Sub. Deb. Cv.,
	4.000%, 01/15/17(a)	3,469,872	3,276,875
1,400,000	Roper Industries Inc., Sub. Deb. Cv.(STEP),
	0.000%, 01/15/34	862,397	1,723,750
50,000	Textron Inc., Ser. TXT, Cv.,
	4.500%, 05/01/13	50,000	96,375
100,000	Trinity Industries Inc., Sub. Deb. Cv.,
	3.875%, 06/01/36	72,017	99,125

		4,454,286	5,196,125

	Electronics — 0.1%
100,000	Intel Corp., Sub. Deb. Cv.,
	3.250%, 08/01/39	106,567	135,125

	Entertainment — 0.1%
50,000	Take-Two Interactive Software Inc., Cv.,
	4.375%, 06/01/14	50,000	58,000

Principal Amount		Cost	Market Value
$ 100,000	THQ Inc., Cv.,
	5.000%, 08/15/14	$94,087	$56,875

		144,087	114,875

	Environmental Services — 0.4%
350,000	Covanta Holding Corp., Cv.,
	3.250%, 06/01/14	350,000	412,562

	Financial Services — 1.5%
1,500,000	Janus Capital Group Inc., Cv.,
	3.250%, 07/15/14	1,500,000	1,535,625

	Health Care — 0.3%
100,000	Chemed Corp., Cv.,
	1.875%, 05/15/14	91,414	100,750
250,000	Wright Medical Group Inc., Cv.,
	2.625%, 12/01/14	233,183	227,500

		324,597	328,250

	Hotels and Gaming — 1.5%
900,000	Gaylord Entertainment Co., Cv.,
	3.750%, 10/01/14(a)	884,218	1,346,625
100,000	MGM Resorts International, Cv.,
	4.250%, 04/15/15	100,820	101,625
100,000	Morgans Hotel Group Co., Sub. Deb. Cv.,
	2.375%, 10/15/14	92,603	88,000

		1,077,641	1,536,250

	Metals and Mining — 0.2%
100,000	Alcoa Inc., Cv.,
	5.250%, 03/15/14	100,000	150,125

	Retail — 0.8%
60,000	Costco Wholesale Corp., Sub. Deb. Cv.,
	Zero Coupon, 08/19/17	53,987	129,750
630,000	Spartan Stores Inc., Cv.,
	3.375%, 05/15/27	551,900	615,038

		605,887	744,788

	TOTAL CONVERTIBLE CORPORATE BONDS	15,356,231	17,674,413

Shares
	CONVERTIBLE PREFERRED STOCKS — 1.7%
	Business Services — 0.0%
20,000	Key3Media Group Inc. (STEP),
	5.500% Cv. Pfd., Ser. B (b)	499,993	117

	Communications Equipment — 0.3%
400	Lucent Technologies Capital Trust I,
	7.750% Cv. Pfd.	156,750	270,000

See accompanying notes to financial statements.

The Gabelli Convertible and Income Securities Fund Inc.

Schedule of Investments (Continued) — June 30, 2012 (Unaudited)

Shares		Cost	Market Value
	CONVERTIBLE PREFERRED STOCKS (Continued)
	Energy and Utilities — 0.3%
6,000	AES Trust III,
	6.750% Cv. Pfd. †	$229,530	$295,860
300	El Paso Energy Capital Trust I,
	4.750% Cv. Pfd.	11,460	15,195
5	Whiting Petroleum Corp.,
	6.250% Cv. Pfd.	500	948

		241,490	312,003

	Health Care — 0.0%
24	Elite Pharmaceuticals Inc.,
	$2.32 Cv. Pfd., Ser. C †(b)(c)	21,952	21,120

	Telecommunications — 0.6%
14,000	Cincinnati Bell Inc.,
	6.750% Cv. Pfd., Ser. B	350,962	582,400

	Transportation — 0.5%
2,500	GATX Corp.,
	$2.50 Cv. Pfd., Ser. A (b)	360,275	481,250

	TOTAL CONVERTIBLE PREFERRED STOCKS	1,631,422	1,666,890

	COMMON STOCKS — 58.4%
	Aerospace — 8.8%
30,000	Goodrich Corp.	3,688,404	3,807,000
800	Rockwell Automation Inc.	24,034	52,848
365,000	Rolls-Royce Holdings plc	4,007,841	4,904,699

		7,720,279	8,764,547

	Automotive: Parts and Accessories — 1.6%
27,000	Genuine Parts Co.	1,051,306	1,626,750

	Cable and Satellite — 0.1%
493,409	Adelphia Recovery Trust†(b)	0	0
2,000	Rogers Communications Inc., Cl. B	28,913	72,420

		28,913	72,420

	Communications Equipment — 0.3%
22,000	Corning Inc.	265,940	284,460

	Computer Hardware — 1.4%
7,000	International Business Machines Corp.	590,718	1,369,060

	Computer Software and Services — 0.3%
7,000	Diebold Inc.	198,828	258,370

	Consumer Products — 1.8%
40,000	Swedish Match AB	785,618	1,611,577
3,500	The Procter & Gamble Co.	216,289	214,375

		1,001,907	1,825,952

	Diversified Industrial — 3.2%
5,000	Crane Co.	218,032	181,900
95,000	General Electric Co.	1,616,664	1,979,800

Shares		Cost	Market Value
346,000	National Patent Development Corp.†	$865,000	$1,003,400

		2,699,696	3,165,100

	Energy and Utilities — 9.9%
4,000	Anadarko Petroleum Corp.	140,104	264,800
6,000	BP plc, ADR	236,937	243,240
1,500	CH Energy Group Inc.	54,441	98,535
7,000	Chevron Corp.	419,350	738,500
4,500	ConocoPhillips	179,215	251,460
6,000	CONSOL Energy Inc.	214,678	181,440
3,000	Devon Energy Corp.	174,764	173,970
15,000	Exxon Mobil Corp.	886,881	1,283,550
55,000	GenOn Energy Inc.†	240,714	94,050
1,200,000	GenOn Energy Inc., Escrow†(b)	0	0
38,000	Great Plains Energy Inc.	602,542	813,580
5,000	Halliburton Co.	147,980	141,950
11,000	Hess Corp.	781,676	477,950
7,117	Kinder Morgan Inc.	188,544	229,310
20,000	National Fuel Gas Co.	809,007	939,600
21,000	NextEra Energy Inc.	1,114,228	1,445,010
5,000	Northeast Utilities	127,250	194,050
2,250	Phillips 66†	53,532	74,790
10,000	Progress Energy Inc.	449,854	601,700
16,000	Royal Dutch Shell plc, Cl. A, ADR	1,014,367	1,078,880
12,000	SJW Corp.	260,028	288,120
7,743	UNS Energy Corp.	266,226	297,409

		8,362,318	9,911,894

	Equipment and Supplies — 0.1%
3,000	Mueller Industries Inc.	98,905	127,770

	Financial Services — 10.8%
43,000	AllianceBernstein Holding LP	799,038	545,670
34,000	American Express Co.	1,492,040	1,979,140
1,000	Deutsche Bank AG	29,651	36,170
6,000	GAM Holding AG†	67,570	66,691
4,000	HSBC Holdings plc, ADR	219,919	176,520
11,000	JPMorgan Chase & Co.	425,363	393,030
13,000	Julius Baer Group Ltd.†	445,308	469,241
5,000	M&T Bank Corp.	431,463	412,850
7,500	Marsh & McLennan Companies Inc.	189,616	241,725
15,000	Morgan Stanley	335,955	218,850
18,000	Northern Trust Corp.	829,290	828,360
21,000	PNC Financial Services Group Inc.	1,211,530	1,283,310
12,000	Royal Bank of Canada	626,408	614,640
7,000	State Street Corp.	330,550	312,480
48,000	The Bank of New York Mellon Corp.	1,258,088	1,053,600
65,000	Wells Fargo & Co.	1,840,658	2,173,600

		10,532,447	10,805,877

See accompanying notes to financial statements.

The Gabelli Convertible and Income Securities Fund Inc.

Schedule of Investments (Continued) — June 30, 2012 (Unaudited)

Shares		Cost	Market Value
	COMMON STOCKS (Continued)
	Food and Beverage — 4.4%
8,000	Dr Pepper Snapple Group Inc.	$214,567	$350,000
2,000	General Mills Inc.	51,574	77,080
3,000	Kellogg Co.	156,558	147,990
7,021	Kraft Foods Inc., Cl. A	199,955	271,151
400,000	Parmalat SpA	1,340,988	756,264
1,020	Pernod-Ricard SA	57,595	108,764
1,500	Post Holdings Inc.†	39,945	46,125
4,000	Ralcorp Holdings Inc.†	283,422	266,960
30,000	The Coca-Cola Co.	1,311,355	2,345,700

		3,655,959	4,370,034

	Health Care — 9.2%
5,000	Abbott Laboratories	235,688	322,350
20,000	Becton, Dickinson and Co.	1,595,069	1,495,000
4,500	Covidien plc	213,213	240,750
38,000	Eli Lilly & Co.	1,580,417	1,630,580
843,593	Elite Pharmaceuticals Inc.†	96,377	108,823
20,000	Johnson & Johnson	1,220,156	1,351,200
18,000	Merck & Co. Inc.	558,850	751,500
65,000	Pfizer Inc.	1,181,474	1,495,000
27,000	Roche Holding AG, ADR	1,007,936	1,166,940
10,000	UnitedHealth Group Inc.	309,124	585,000

		7,998,304	9,147,143

	Retail — 2.6%
37,000	CVS Caremark Corp.	1,228,129	1,729,010
5,000	Walgreen Co.	158,380	147,900
10,000	Wal-Mart Stores Inc.	478,743	697,200

		1,865,252	2,574,110

	Specialty Chemicals — 0.5%
10,000	International Flavors & Fragrances Inc.	539,238	548,000

	Telecommunications — 3.1%
10,000	BCE Inc.	283,752	412,000
5,000	Belgacom SA	185,897	142,084
3,000	Philippine Long Distance Telephone Co., ADR	91,004	190,800
2,500	Swisscom AG	937,646	1,004,056
20,000	Telekom Austria AG	285,207	196,381
27,000	Verizon Communications Inc.	928,516	1,199,880

		2,712,022	3,145,201

	Transportation — 0.2%
6,000	GATX Corp.	171,748	231,000

	Wireless Communications — 0.1%
7,000	Turkcell Iletisim Hizmetleri A/S, ADR†	98,600	87,850

Shares		Cost	Market Value
49	Winstar Communications Inc.†(b)	$367	$0

		98,967	87,850

	TOTAL COMMON STOCKS	49,592,747	58,315,538

	RIGHTS — 0.0%
	Health Care — 0.0%
25,000	Sanofi, CVR, expire 12/31/20†	40,000	35,250

	WARRANTS — 0.0%
	Energy and Utilities — 0.0%
10,880	Kinder Morgan Inc., expire 05/25/17†	17,098	23,501

	Food and Beverage — 0.0%
1,300	Parmalat SpA, GDR, expire 12/31/15†(a)(b)(d)	0	149

	TOTAL WARRANTS	17,098	23,650

Principal Amount
	CORPORATE BONDS — 0.3%
	Energy and Utilities — 0.3%
$ 1,000,000	Texas Competitive Electric Holdings Co. LLC, Ser. B,
	10.250%, 11/01/15	818,167	245,000

	Health Care — 0.0%
150,000	Sabratek Corp., Sub. Deb.,
	6.000%, 04/15/13†(b)	84,763	0

	Manufactured Housing and Recreational Vehicles — 0.0%
103,000	Fleetwood Enterprises Inc.,
	14.000%, 12/15/12†(b)	97,059	0

	Retail — 0.0%
6,000,000	The Great Atlantic & Pacific Tea Co. Inc.,
	5.125%, 06/15/13†(b)	1,298,998	18,000

	TOTAL CORPORATE BONDS	2,298,987	263,000

	U.S. GOVERNMENT OBLIGATIONS — 21.9%
21,815,000	U.S. Treasury Bills,
	0.050% to 0.150%††,
	07/12/12 to 12/27/12(e)	21,810,137	21,811,207

TOTAL INVESTMENTS — 100.0%		$90,746,622	99,789,948

See accompanying notes to financial statements.

The Gabelli Convertible and Income Securities Fund Inc.

Schedule of Investments (Continued) — June 30, 2012 (Unaudited)

Notional Amount		Termination Date	Unrealized Appreciation/ Depreciation
	EQUITY CONTRACT FOR DIFFERENCE SWAP AGREEMENTS

$ 7,896	Rolls-Royce Holdings plc, Cl. C(f)	08/23/12	$(22)
(5,035,000 Shares)
624,259	Rolls-Royce Holdings plc(f)	06/27/13	13,146
(47,500 Shares)

	TOTAL EQUITY CONTRACT FOR DIFFERENCE SWAP AGREEMENTS		13,124

			Market Value

Other Assets and Liabilities (Net)			313,276

PREFERRED STOCK
(965,548 preferred shares outstanding)			(24,138,700)

NET ASSETS — COMMON STOCK
(13,619,400 common shares outstanding)			$75,977,648

NET ASSET VALUE PER COMMON SHARE
($75,977,648 ÷ 13,619,400 shares outstanding)			$5.58

(a)

Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2012, the market value of Rule 144A securities amounted to $5,698,399 or 5.71% of total investments.

(b)

Security fair valued under procedures established by the Board of Directors. The procedures may include reviewing available financial information about the company and reviewing the valuation of comparable securities and other factors on a regular basis. At June 30, 2012, the market value of fair valued securities amounted to $559,386 or 0.56% of total investments.

(c)

At June 30, 2012, the Fund held an investment in restricted and illiquid security amounting to $21,120 or 0.02% of total investments, which was valued under methods approved by the Board of Directors as follows:

Acquisition Shares	Issuer	Acquisition Date	Acquisition Cost	06/30/12 Carrying Value Per Unit
24	Elite Pharmaceuticals Inc., $2.32 Cv. Pfd., Ser. C	04/25/07	$21,952	$880.0000
(d)	Illiquid security.
(e)	At June 30, 2012, $2,000,000 of the principal amount was pledged as collateral for the equity contract for difference swap agreements.
(f)	At June 30, 2012, the Fund had entered into equity contract for difference swap agreements with The Goldman Sachs Group, Inc.
†	Non-income producing security.
††	Represents annualized yield at date of purchase.
ADR	American Depositary Receipt
CVR	Contingent Value Right
GDR	Global Depositary Receipt
STEP	Step coupon security. The rate disclosed is that in effect at June 30, 2012.

See accompanying notes to financial statements.

The Gabelli Convertible and Income Securities Fund Inc.

Statement of Assets and Liabilities

June 30, 2012 (Unaudited)

Assets:
Investments, at value (cost $90,746,622)	$99,789,948
Cash	14,754
Deposit at brokers	173,730
Receivable for investments sold	2,564,774
Dividends and interest receivable	304,665
Deferred offering expense	83,128
Unrealized appreciation on swap contracts	14,024
Prepaid expenses	1,649

Total Assets	102,946,672

Liabilities:
Distributions payable	24,139
Payable for investments purchased	2,511,120
Payable for investment advisory fees	181,034
Payable for payroll expenses	37,257
Payable for accounting fees	3,750
Unrealized depreciation on swap contracts	900
Other accrued expenses	72,124

Total Liabilities	2,830,324

Preferred Stock:
Series B Cumulative Preferred Stock (6.000%, $25 liquidation value, $0.001 par value, 1,995,000 shares authorized with 965,548 shares issued and outstanding)	24,138,700

Net Assets Attributable to Common Shareholders	$75,977,648

Net Assets Attributable to Common Shareholders Consist of:
Paid-in capital	$74,998,230
Accumulated net investment income	155
Accumulated net realized loss on investments, securities sold short, swap contracts, and foreign currency transactions	(8,076,836)
Net unrealized appreciation on investments	9,043,326
Net unrealized appreciation on swap contracts	13,124
Net unrealized depreciation on foreign currency translations	(351)

Net Assets	$75,977,648

Net Asset Value per Common Share:
($75,977,648 ÷ 13,619,400 shares outstanding at $0.001 par value; 998,000,000 shares authorized)	$5.58

Statement of Operations

For the Six Months Ended June 30, 2012 (Unaudited)

Investment Income:
Dividends (net of foreign withholding taxes of $25,726)	$959,489
Interest	571,914

Total Investment Income	1,531,403

Expenses:
Investment advisory fees	500,704
Shareholder communications expenses	56,599
Payroll expenses	37,823
Legal and audit fees	33,536
Shareholder services fees	26,443
Directors’ fees	26,157
Accounting fees	22,500
Custodian fees	17,296
Dividends expense on securities sold short	1,434
Miscellaneous expenses	34,587

Total Expenses	757,079

Net Investment Income	774,324

Net Realized and Unrealized Gain/(Loss) on Investments, Securities Sold Short, Swap Contracts, and Foreign Currency:
Net realized gain on investments	671,402
Net realized gain on securities sold short	7,646
Net realized gain on swap contracts	103,220
Net realized gain on foreign currency transactions	915

Net realized gain on investments, securities sold short, swap contracts, and foreign currency transactions	783,183

Net change in unrealized appreciation/depreciation:
on investments	3,793,500
on swap contracts	(11,079)
on foreign currency translations	(1,635)

Net change in unrealized appreciation/depreciation on investments, swap contracts, and foreign currency translations	3,780,786

Net Realized and Unrealized Gain/(Loss) on Investments, Securities Sold Short, Swap Contracts, and Foreign Currency	4,563,969

Net Increase in Net Assets Resulting from Operations	5,338,293

Total Distributions to Preferred Stock Shareholders	(728,184)

Net Increase in Net Assets Attributable to Common Shareholders Resulting from Operations	$4,610,109

See accompanying notes to financial statements.

The Gabelli Convertible and Income Securities Fund Inc.

Statement of Changes in Net Assets Attributable to Common Shareholders

	Six Months Ended June 30, 2012 (Unaudited)		Year Ended December 31, 2011
Operations:
Net investment income	$ 774,324		$ 1,392,096
Net realized gain on investments, securities sold short, swap contracts, and foreign currency transactions	783,183		994,968
Net change in unrealized appreciation/depreciation on investments, swap contracts, and foreign currency translations	3,780,786		(1,687,262)

Net Increase in Net Assets Resulting from Operations	5,338,293		699,802

Distributions to Preferred Shareholders:
Net investment income	(364,092	)*	(1,003,797)
Net realized short-term gain	—		(444,525)
Net realized long-term gain	(364,092	)*	—

Total Distributions to Preferred Shareholders	(728,184)		(1,448,322)

Net Increase/(Decrease) in Net Assets Attributable to Common Shareholders Resulting from Operations	4,610,109		(748,520)

Distributions to Common Shareholders:
Net investment Income	(455,099	)*	(557,255)
Net realized short-term gain	—		(246,777)
Net realized long-term gain	(422,592	)*	—
Return of capital	(2,373,015	)*	(5,658,605)

Total Distributions to Common Shareholders	(3,250,706)		(6,462,637)

Fund Share Transactions:
Net increase in net assets from common shares issued upon reinvestment of distributions	580,029		841,209

Net Increase in Net Assets from Fund Share Transactions	580,029		841,209

Net Increase/(Decrease) in Net Assets Attributable to Common Shareholders	1,939,432		(6,369,948)

Net Assets Attributable to Common Shareholders:
Beginning of period	74,038,216		80,408,164

End of period (including undistributed net investment income of $155 and $45,022, respectively)	$75,977,648		$74,038,216

*	Based on year to date book income. Amounts are subject to change and recharacterization at year end.

See accompanying notes to financial statements.

The Gabelli Convertible and Income Securities Fund Inc.

Financial Highlights

Selected data for a share outstanding throughout each period:

	Six Months Ended June 30, 2012 (Unaudited)		Year Ended December 31,
			2011	2010	2009	2008	2007
Operating Performance:
Net asset value, beginning of period	$ 5.48		$ 6.01	$ 5.94	$ 5.19	$ 7.90	$ 8.31
Net investment income	0.06		0.10	0.15	0.18	0.24	0.42
Net realized and unrealized gain/(loss) on investments, securities sold short, swap contracts, and foreign currency transactions	0.34		(0.05)	0.50	1.10	(2.01)	0.20
Total from investment operations	0.40		0.05	0.65	1.28	(1.77)	0.62
Distributions to Preferred Shareholders: (a)
Net investment income	(0.03	)*	(0.07)	(0.11)	(0.11)	(0.14)	(0.11)
Net realized gain	(0.03	)*	(0.03)	—	—	(0.01)	(0.12)
Total distributions to preferred shareholders	(0.06)		(0.10)	(0.11)	(0.11)	(0.15)	(0.23)
Net Increase/(Decrease) in Net Assets Attributable to Common Shareholders Resulting from Operations	0.34		(0.05)	0.54	1.17	(1.92)	0.39
Distributions to Common Shareholders:
Net investment income	(0.03	)*	(0.04)	(0.06)	(0.09)	(0.09)	(0.31)
Net realized gain	(0.03	)*	(0.02)	—	—	(0.01)	(0.32)
Paid-in capital	(0.18	)*	(0.42)	(0.41)	(0.33)	(0.70)	(0.17)
Total distributions to common shareholders	(0.24)		(0.48)	(0.47)	(0.42)	(0.80)	(0.80)
Fund Share Transactions:
Increase in net asset value from common share transactions	0.00	(b)	0.00 (b)	0.00 (b)	0.00 (b)	—	0.00 (b)
Increase in net asset value from repurchase of preferred shares	—		—	—	0.00 (b)	0.01	—
Total fund share transactions	0.00	(b)	0.00 (b)	0.00 (b)	0.00 (b)	0.01	0.00 (b)
Net Asset Value Attributable to Common Shareholders, End of Period	$ 5.58		$ 5.48	$ 6.01	$ 5.94	$ 5.19	$ 7.90
NAV total return †	6.42%		(0.74)%	9.46%	23.72%	(25.57)%	4.44%
Market value, end of period	$ 5.53		$ 5.11	$ 6.12	$ 5.81	$ 5.55	$ 7.67
Investment total return ††	12.90%		(9.11)%	13.96%	13.16%	(18.02)%	(5.85)%

See accompanying notes to financial statements.

The Gabelli Convertible and Income Securities Fund Inc.

Financial Highlights (Continued)

Selected data for a share outstanding throughout each period:

	Six Months Ended June 30, 2012		Year Ended December 31,
	(Unaudited)		2011	2010	2009	2008	2007
Ratios to Average net assets and Supplemental Data:
Net assets including liquidation value of preferred shares, end of period (in 000’s)	$100,116		$98,177	$104,547	$102,173	$91,782	$149,360
Net assets attributable to common shares, end of period (in 000’s)	$ 75,978		$74,038	$80,408	$ 78,034	$67,349	$ 99,590
Ratio of net investment income to average net assets attributable to common shares before preferred share distributions	2.03	%(c)	1.77%	2.43%	3.28%	3.65%	4.90%
Ratio of operating expenses to average net assets attributable to common shares before fees waived	1.99	%(c)	2.00%	2.05%	2.01%	2.06%	2.23%
Ratio of operating expenses to average net assets attributable to common shares net of advisory fee reduction, if any (d)	1.99	%(c)	1.69%	2.05%	2.01%	1.64%	1.75%
Ratio of operating expenses to average net assets including liquidation value of preferred shares before fees waived	1.51	%(c)	1.53%	1.57%	1.50%	1.45%	1.51%
Ratio of operating expenses to average net assets including liquidation value of preferred shares net of advisory fee reduction, if any (d)	1.51	%(c)	1.29%	1.57%	1.50%	1.15%	1.18%
Portfolio turnover rate †††	9.9%		41%	44%	71%	76%	61%
Preferred Stock:
6.000% Series B Cumulative Preferred Stock
Liquidation value, end of period (in 000’s)	$ 24,139		$24,139	$24,139	$ 24,139	$24,433	$ 24,770
Total shares outstanding (in 000’s)	966		966	966	966	977	991
Liquidation preference per share	$ 25.00		$ 25.00	$ 25.00	$ 25.00	$ 25.00	$ 25.00
Average market value (e)	$ 25.86		$ 25.48	$ 25.20	$ 23.95	$ 22.75	$ 24.07
Asset coverage per share	$ 103.69		$101.68	$108.28	$ 105.82	$ 93.91	$ 75.02
Series C Auction Rate Cumulative Preferred Stock
Liquidation value, end of period (in 000’s)	—		—	—	—	—	$ 25,000
Total shares outstanding (in 000’s)	—		—	—	—	—	1
Liquidation preference per share	—		—	—	—	—	$ 25,000
Average market value (e)	—		—	—	—	—	$ 25,000
Asset coverage per share	—		—	—	—	—	$ 75,025
Asset Coverage (f)	415%		407%	433%	423%	376%	300%

†

Based on net asset value per share, adjusted for reinvestment of distributions at prices determined under the Fund’s dividend reinvestment plan. Total return for a period of less than one year is not annualized.

††

Based on market value per share, adjusted for reinvestment of distributions at prices determined under the Fund’s dividend reinvestment plan. Total return for a period of less than one year is not annualized.

†††

Effective in 2008, a change in accounting policy was adopted with regard to the calculation of the portfolio turnover rate to include cash proceeds due to mergers. Had this policy been adopted retroactively, the portfolio turnover rate for the year ended December 31, 2007 would have been 98%.

*	Based on year to date book income. Amounts are subject to change and recharacterization at year end.
(a)	Calculated based upon average common shares outstanding on the record dates throughout the periods.
(b)	Amount represents less than $0.005 per share.
(c)	Annualized.
(d)

The ratios do not include a reduction of expenses for custodian fee credits on cash balances maintained with the custodian (“Custodian Fee Credits”). Including such Custodian Fee Credits, for the year ended December 31, 2007, the ratios of operating expenses to average net assets attributable to common shares net of advisory fee reduction would have been 1.74%, and the ratios of operating expenses to average net assets including liquidation value of preferred shares would have been 1.17%. For the six months ended June 30, 2012 and the years ended December 31, 2011, 2010, 2009 and 2008, the effect of Custodian Fee Credits was minimal.

(e)	Based on weekly prices.
(f)	Asset coverage is calculated by combining all series of preferred shares.

See accompanying notes to financial statements.

The Gabelli Convertible and Income Securities Fund Inc.

Notes to Financial Statements (Unaudited)

1. Organization. The Gabelli Convertible and Income Securities Fund Inc. is a diversified closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”), whose investment objective is to seek a high level of total return through a combination of current income and capital appreciation by investing in convertible securities. The Fund was incorporated in Maryland on December 19, 1988 as a diversified open-end management investment company and commenced investment operations on July 3, 1989 as The Gabelli Convertible Securities Fund, Inc. The Board of Directors (the “Board”), at a special meeting of shareholders held on February 17, 1995, voted to approve the conversion of the Fund to closed-end status, effective March 31, 1995.

The Fund will invest at least 80% of its net assets, under normal market conditions, in a combination of convertible securities and income producing securities (the “80% Policy”). The Fund expects to continue its practice of focusing on convertible securities to the extent attractive opportunities are available. The 80% Policy may be changed without shareholder approval. However, the Fund has adopted a policy to provide shareholders with notice at least sixty days prior to the implementation of any change in the 80% Policy.

2. Significant Accounting Policies.  The Fund’s financial statements are prepared in accordance with U.S. Generally Accepted Accounting Principles (“GAAP”), which may require the use of management estimates and assumptions. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation. Portfolio securities listed or traded on a nationally recognized securities exchange or traded in the U.S. over-the-counter market for which market quotations are readily available are valued at the last quoted sale price or a market’s official closing price as of the close of business on the day the securities are being valued. If there were no sales that day, the security is valued at the average of the closing bid and asked prices or, if there were no asked prices quoted on that day, then the security is valued at the closing bid price on that day. If no bid or asked prices are quoted on such day, the security is valued at the most recently available price or, if the Board so determines, by such other method as the Board shall determine in good faith to reflect its fair market value. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by Gabelli Funds, LLC (the “Adviser”).

Portfolio securities primarily traded on a foreign market are generally valued at the preceding closing values of such securities on the relevant market, but may be fair valued pursuant to procedures established by the Board if market conditions change significantly after the close of the foreign market, but prior to the close of business on the day the securities are being valued. Debt instruments with remaining maturities of sixty days or less that are not credit impaired are valued at amortized cost, unless the Board determines such amount does not reflect the securities’ fair value, in which case these securities will be fair valued as determined by the Board. Debt instruments having a maturity greater than sixty days for which market quotations are readily available are valued at the average of the latest bid and asked prices. If there were no asked prices quoted on such day, the security is valued using the closing bid price. U.S. government obligations with maturities greater than sixty days are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued principally using dealer quotations. Futures contracts are valued at the closing settlement price of the exchange or board of trade on which the applicable contract is traded.

The Gabelli Convertible and Income Securities Fund Inc.

Notes to Financial Statements (Unaudited) (Continued)

Securities and assets for which market quotations are not readily available are fair valued as determined by the Board. Fair valuation methodologies and procedures may include, but are not limited to: analysis and review of available financial and non-financial information about the company; comparisons with the valuation and changes in valuation of similar securities, including a comparison of foreign securities with the equivalent U.S. dollar value ADR securities at the close of the U.S. exchange; and evaluation of any other information that could be indicative of the value of the security.

The inputs and valuation techniques used to measure fair value of the Fund’s investments are summarized into three levels as described in the hierarchy below:

•	Level 1 – quoted prices in active markets for identical securities;

•	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.); and

•	Level 3 – significant unobservable inputs (including the Fund’s determinations as to the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in the aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of the Fund’s investments in securities and other financial instruments by inputs used to value the Fund’s investments as of June 30, 2012 is as follows:

	Valuation Inputs
	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total Market Value at 6/30/12
INVESTMENTS IN SECURITIES:
ASSETS (Market Value):
Convertible Corporate Bonds	—	$17,674,413	$ 0	$17,674,413
Convertible Preferred Stocks:
Business Services	—	—	117	117
Health Care	—	—	21,120	21,120
Transportation	—	481,250	—	481,250
Other Industries (a)	$ 1,164,403	—	—	1,164,403
Total Convertible Preferred Stocks	1,164,403	481,250	21,237	1,666,890
Common Stocks:
Cable and Satellite	72,420	—	0	72,420
Energy and Utilities	9,911,894	—	0	9,911,894
Wireless Communications	87,850	—	0	87,850
Other Industries (a)	48,243,374	—	—	48,243,374
Total Common Stocks	58,315,538	—	0	58,315,538
Rights(a)	35,250	—	—	35,250
Warrants(a)	23,501	149	—	23,650
Corporate Bonds(a)	18,000	245,000	0	263,000
U.S. Government Obligations	—	21,811,207	—	21,811,207
TOTAL INVESTMENTS IN SECURITIES – ASSETS	$59,556,692	$40,212,019	$21,237	$99,789,948

The Gabelli Convertible and Income Securities Fund Inc.

Notes to Financial Statements (Unaudited) (Continued)

	Valuation Inputs
	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total Market Value at 6/30/12
OTHER FINANCIAL INSTRUMENTS:
ASSETS (Unrealized Appreciation):*
EQUITY CONTRACT
Contract for Difference Swap Agreement	$—	$14,024	$—	$14,024
LIABILITIES (Unrealized Depreciation):*
EQUITY CONTRACT
Contract for Difference Swap Agreement	—	(900)	—	(900)
TOTAL OTHER FINANCIAL INSTRUMENTS	$—	$13,124	$—	$13,124

(a)	Please refer to the Schedule of Investments (“SOI”) for the industry classifications of these portfolio holdings.
*	Other financial instruments are derivatives reflected in the SOI, such as futures, forwards, and swaps, which are valued at the unrealized appreciation/depreciation of the instrument.

The Fund did not have transfers between Level 1 and Level 2 during the six months ended June 30, 2012. The Fund’s policy is to recognize transfers among Levels as of the beginning of the reporting period.

Additional Information to Evaluate Quantitative Information.

General. The Fund uses recognized industry pricing services – approved by the Board and unaffiliated with the Adviser – to value most of its securities, and uses broker quotes provided by market makers of securities not valued by these and other recognized pricing sources. Several different pricing feeds are received to value domestic equity securities, international equity securities, preferred equity securities, and fixed income securities. The data within these feeds is ultimately sourced from major stock exchanges and trading systems where these securities trade. The prices supplied by external sources are checked by obtaining quotations or actual transaction prices from market participants. If a price obtained from the pricing source is deemed unreliable, prices will be sought from another pricing service or from a broker/dealer that trades that security or similar securities.

Fair Valuation. Fair valued securities may be common and preferred equities, warrants, options, rights, and fixed income obligations. Where appropriate, Level 3 securities are those for which market quotations are not available, such as securities not traded for several days, or for which current bids are not available, or which are restricted as to transfer. Among the factors to be considered to fair value a security are recent prices of comparable securities that are publicly traded, reliable prices of securities not publicly traded, the use of valuation models, current analyst reports, valuing the income or cash flow of the issuer, or cost if the preceding factors do not apply. The circumstances of Level 3 securities are frequently monitored to determine if fair valuation measures continue to apply.

The Adviser reports quarterly to the Board the results of the application of fair valuation policies and procedures. These include back testing the prices realized in subsequent trades of these fair valued securities to fair values previously recognized.

Derivative Financial Instruments. The Fund may engage in various portfolio investment strategies by investing in a number of derivative financial instruments for the purposes of increasing the income of the Fund, hedging against changes in the value of its portfolio securities and in the value of securities it intends to purchase, or hedging against a specific transaction with respect to either the currency in which the transaction is denominated or another currency. Investing in certain derivative financial instruments, including participation in the options,

The Gabelli Convertible and Income Securities Fund Inc.

Notes to Financial Statements (Unaudited) (Continued)

futures, or swap markets, entails certain execution, liquidity, hedging, tax, and securities, interest, credit, or currency market risks. Losses may arise if the Adviser’s prediction of movements in the direction of the securities, foreign currency, and interest rate markets is inaccurate. Losses may also arise if the counterparty does not perform its duties under a contract, or that, in the event of default, the Fund may be delayed in or prevented from obtaining payments or other contractual remedies owed to it under derivative contracts. The creditworthiness of the counterparties is closely monitored in order to minimize these risks. Participation in derivative transactions involves investment risks, transaction costs, and potential losses to which the Fund would not be subject absent the use of these strategies. The consequences of these risks, transaction costs, and losses may have a negative impact on the Fund’s ability to pay distributions.

The Fund’s derivative contracts held at June 30, 2012, if any, are not accounted for as hedging instruments under GAAP and are disclosed in the Schedule of Investments together with the related counterparty.

Swap Agreements. The Fund may enter into equity contract for difference swap transactions for the purpose of increasing the income of the Fund. The use of swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. In an equity contract for difference swap, a set of future cash flows is exchanged between two counterparties. One of these cash flow streams will typically be based on a reference interest rate combined with the performance of a notional value of shares of a stock. The other will be based on the performance of the shares of a stock. Depending on the general state of short-term interest rates and the returns on the Fund’s portfolio securities at the time an equity contract for difference swap transaction reaches its scheduled termination date, there is a risk that the Fund will not be able to obtain a replacement transaction or that the terms of the replacement will not be as favorable as on the expiring transaction.

Unrealized gains related to swaps are reported as an asset and unrealized losses are reported as a liability in the Statement of Assets and Liabilities. The change in value of swaps, including the accrual of periodic amounts of interest to be received or paid on swaps, is reported as unrealized gain or loss in the Statement of Operations. A realized gain or loss is recorded upon receipt or payment of a periodic payment or termination of swap agreements.

The Fund has entered into equity contract for difference swap agreements with The Goldman Sachs Group, Inc. Details of the swaps at June 30, 2012 are reflected within the Schedule of Investments and further details are as follows:

Notional Amount	Equity Security Received	Interest Rate/Equity Security Paid	Termination Date	Net Unrealized Appreciation/ Depreciation
	Market Value Appreciation on:	One month LIBOR plus 90 bps plus Market Value Depreciation on:
$624,259 (47,500 Shares)	Rolls-Royce Holdings plc	Rolls-Royce Holdings plc	6/27/13	$13,805
7,896 (5,035,000 Shares)	Rolls-Royce Holdings plc, Cl. C	Rolls-Royce Holdings plc, Cl. C	8/23/12	(13)

				$13,792

The Fund’s volume of activity in equity contract for difference swap agreements during the six months ended June 30, 2012 had an average monthly notional amount of approximately $598,729.

The Gabelli Convertible and Income Securities Fund Inc.

Notes to Financial Statements (Unaudited) (Continued)

As of June 30, 2012, the value of equity contract for difference swap agreements can be found in the Statement of Assets and Liabilities under Assets, Unrealized appreciation on swap contracts and under Liabilities, Unrealized depreciation on swap contracts. For the six months ended June 30, 2012, the effect of equity contract for difference swap agreements can be found in the Statement of Operations under Net Realized and Unrealized Gain/(Loss) on Investments, Securities Sold Short, Swap Contracts, and Foreign Currency, Net realized gain on swap contracts and Net change in unrealized appreciation/depreciation on swap contracts.

Securities Sold Short. The Fund may enter into short sale transactions. Short selling involves selling securities that may or may not be owned and, at times, borrowing the same securities for delivery to the purchaser, with an obligation to replace such borrowed securities at a later date. The proceeds received from short sales are recorded as liabilities and the Fund records an unrealized gain or loss to the extent of the difference between the proceeds received and the value of an open short position on the day of determination. The Fund records a realized gain or loss when the short position is closed out. By entering into a short sale, the Fund bears the market risk of an unfavorable change in the price of the security sold short. Dividends on short sales are recorded as an expense by the Fund on the ex-dividend date and interest expense is recorded on the accrual basis. The broker retains collateral for the value of the open positions, which is adjusted periodically as the value of the position fluctuates. At June 30, 2012, there were no short sales outstanding.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments, and other assets and liabilities are translated into U.S. dollars at current exchange rates. Purchases and sales of investment securities, income, and expenses are translated at the exchange rate prevailing on the respective dates of such transactions. Unrealized gains and losses that result from changes in foreign exchange rates and/or changes in market prices of securities have been included in unrealized appreciation/depreciation on investments and foreign currency translations. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amounts actually received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial purchase trade date and subsequent sale trade date is included in realized gain/(loss) on investments.

Foreign Securities. The Fund may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible revaluation of currencies, the inability to repatriate funds, less complete financial information about companies, and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than securities of comparable U.S. issuers.

Foreign Taxes. The Fund may be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Restricted and Illiquid Securities. The Fund may invest up to 15% of its net assets in securities for which the markets are illiquid. Illiquid securities include securities the disposition of which is subject to substantial legal or contractual restrictions. The sale of illiquid securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of securities eligible for

The Gabelli Convertible and Income Securities Fund Inc.

Notes to Financial Statements (Unaudited) (Continued)

trading on national securities exchanges or in the over-the-counter markets. Restricted securities may sell at a price lower than similar securities that are not subject to restrictions on resale. Securities freely saleable among qualified institutional investors under special rules adopted by the SEC may be treated as liquid if they satisfy liquidity standards established by the Board. The continued liquidity of such securities is not as well assured as that of publicly traded securities, and accordingly the Board will monitor their liquidity. For the restricted and illiquid securities the Fund held as of June 30, 2012, refer to the Schedule of Investments.

Securities Transactions and Investment Income. Securities transactions are accounted for on the trade date with realized gain or loss on investments determined by using the identified cost method. Interest income (including amortization of premium and accretion of discount) is recorded on the accrual basis. Premiums and discounts on debt securities are amortized using the effective yield to maturity method. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities that are recorded as soon after the ex-dividend date as the Fund becomes aware of such dividends.

Custodian Fee Credits and Interest Expense. When cash balances are maintained in the custody account, the Fund receives credits which are used to offset custodian fees. The gross expenses paid under the custody arrangement are included in custodian fees in the Statement of Operations with the corresponding expense offset, if any, shown as “Custodian fee credits.” When cash balances are overdrawn, the Fund is charged an overdraft fee equal to 2.00% above the federal funds rate on outstanding balances. This amount, if any, would be included in the Statement of Operations.

Distributions to Shareholders. Distributions to shareholders are recorded on the ex-dividend date. Distributions to shareholders are based on income and capital gains as determined in accordance with federal income tax regulations, which may differ from income and capital gains as determined under GAAP. These differences are primarily due to differing treatments of income and gains on various investment securities and foreign currency transactions held by the Fund, timing differences, and differing characterizations of distributions made by the Fund. Distributions from net investment income for federal income tax purposes include net realized gains on foreign currency transactions. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, adjustments are made to the appropriate capital accounts in the period when the differences arise. These reclassifications have no impact on the NAV of the Fund.

Distributions to shareholders of the Fund’s 6.00% Series B Cumulative Preferred Stock (“Series B Preferred”) are recorded on a daily basis and are determined as described in Note 5.

The tax character of distributions paid during the year ended December 31, 2011 was as follows:

	Common	Preferred
Distributions paid from:
Ordinary income (inclusive of short-term capital gains)	$804,032	$1,448,322
Return of capital	5,658,605	—

Total distributions paid	$6,462,637	$1,448,322

Currently, the Fund has a fixed distribution policy. Under the policy, the Fund declares and pays quarterly distributions from net investment income and capital gains. The actual source of the distribution is determined after the end of the calendar year. To the extent such distributions are made from current earnings and profits, they are considered ordinary income or long-term capital gains. The Fund’s current distribution policy may restrict the Fund’s ability to pay out all of its net realized long-term capital gains as a Capital Gain Dividend.

The Gabelli Convertible and Income Securities Fund Inc.

Notes to Financial Statements (Unaudited) (Continued)

Provision for Income Taxes. The Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). It is the policy of the Fund to comply with the requirements of the Code applicable to regulated investment companies and to distribute substantially all of its net investment company taxable income and net capital gains. Therefore, no provision for federal income taxes is required.

As of December 31, 2011, the components of accumulated earnings/losses on a tax basis were as follows:

Accumulated capital loss carryforwards	$(7,312,467)
Net unrealized appreciation on investments, swap contracts, and foreign currency translations	4,724,788
Other temporary differences*	(165,321)

Total	$(2,753,000)

*	Other temporary differences were primarily due to adjustments for distributions payable, adjustments for swap contracts, hybrid income, and defaulted securities.

At December 31, 2011, the Fund had net capital loss carryforwards for federal income tax purposes which are available to reduce future required distributions of net capital gains to shareholders. Under the Regulated Investment Company Modernization Act of 2010, the Fund will be permitted to carry forward for an unlimited period capital losses incurred in years beginning after December 22, 2010. In addition, these losses must be utilized prior to the losses incurred in pre-enactment taxable years. As a result of the rule, pre-enactment capital loss carryforwards may have an increased likelihood of expiring unused. Additionally, post enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

Capital Loss Carryforward Available through 2017	$5,655,262
Capital Loss Carryforward Available through 2018	1,657,205

Total Capital Loss Carryforwards	$7,312,467

The following summarizes the tax cost of investments and the related net unrealized appreciation at June 30, 2012:

	Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation
Investments	$91,334,432	$14,287,798	$(5,832,282)	$8,455,516

The Fund is required to evaluate tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Income tax and related interest and penalties would be recognized by the Fund as tax expense in the Statement of Operations if the tax positions were deemed not to meet the more-likely-than-not threshold. For the six months ended June 30, 2012, the Fund did not incur any income tax, interest, or penalties. As of June 30, 2012, the Adviser has reviewed all open tax years and concluded that there was no impact to the Fund’s net assets or results of operations. Tax years ended December 31, 2008 through December 31, 2011 remain subject to examination by the Internal Revenue Service and state taxing authorities. On an ongoing basis, the Adviser will monitor the Fund’s tax positions to determine if adjustments to this conclusion are necessary.

3. Agreements and Transactions with Affiliates. The Fund has entered into an investment advisory agreement (the “Advisory Agreement”) with the Adviser which provides that the Fund will pay the Adviser a fee, computed

The Gabelli Convertible and Income Securities Fund Inc.

Notes to Financial Statements (Unaudited) (Continued)

daily and paid monthly, equal on an annual basis to 1.00% of the value of the Fund’s average daily net assets including the liquidation value of preferred stock. In accordance with the Advisory Agreement, the Adviser provides a continuous investment program for the Fund’s portfolio and oversees the administration of all aspects of the Fund’s business and affairs. The Adviser has agreed to reduce the management fee on the incremental assets attributable to the Series B Preferred if the total return of the NAV of the common shares of the Fund, including distributions and advisory fee subject to reduction, does not exceed the stated dividend rate or corresponding swap rate on the Series B Preferred for the year.

The Fund’s total return on the NAV of the Common Shares is monitored on a monthly basis to assess whether the total return on the NAV of the Common Shares exceeds the stated dividend rate or corresponding swap rate of each particular series of Preferred Stock for the period. For the six months ended June 30, 2012, the Fund’s total return on the NAV of the Common Shares exceeded the stated dividend rate or net swap expense of all outstanding Preferred Stock. Thus, advisory fees with respect to the liquidation value of the preferred stock assets were accrued on the Series B Preferred.

During the six months ended June 30, 2012, the Fund paid brokerage commissions on security trades of $3,881 to Gabelli & Company, Inc., an affiliate of the Adviser.

The cost of calculating the Fund’s NAV per share is a Fund expense pursuant to the Advisory Agreement between the Fund and the Adviser. During the six months ended June 30, 2012, the Fund paid or accrued $22,500 to the Adviser in connection with the cost of computing the Fund’s NAV.

As per the approval of the Board, the Fund compensates officers of the Fund, who are employed by the Fund and are not employed by the Adviser (although the officers may receive incentive based variable compensation from affiliates of the Adviser). For the six months ended June 30, 2012, the Fund paid or accrued $37,823 in payroll expenses in the Statement of Operations.

The Fund pays each Director who is not considered an affiliated person an annual retainer of $3,000 plus $750 for each Board meeting attended. Each Director is reimbursed by the Fund for any out of pocket expenses incurred in attending meetings. All Board committee members receive $500 per meeting attended, the Audit Committee Chairman receives an annual fee of $3,000, the Nominating Committee Chairman receives an annual fee of $2,000, and the Lead Director receives an annual fee of $1,000. A Director may receive a single meeting fee, allocated among the participating funds, for participation in certain meetings held on behalf of multiple funds. Directors who are directors or employees of the Adviser or an affiliated company receive no compensation or expense reimbursement from the Fund.

4. Portfolio Securities. Purchases and sales of securities during the six months ended June 30, 2012, other than short-term securities and U.S. Government obligations, aggregated $7,930,898 and $10,484,571, respectively.

5. Capital. The charter permits the Fund to issue 998,000,000 shares of common stock (par value $0.001). The Board has authorized the repurchase of up to 500,000 common shares on the open market when the shares are trading at a discount of 10% or more (or such other percentage as the Board may determine from time to time) from the NAV of the shares. During the six months ended June 30, 2012 and the year ended December 31, 2011, the Fund did not repurchase any shares of its common stock in the open market.

The Gabelli Convertible and Income Securities Fund Inc.

Notes to Financial Statements (Unaudited) (Continued)

Transactions in common stock were as follows:

	Six Months Ended June 30, 2012 (Unaudited)		Year Ended December 31, 2011
	Shares	Amount	Shares	Amount
Net increase from common shares issued upon reinvestment of distributions	102,994	$580,029	139,083	$841,209

The Fund’s Articles of Incorporation authorize the issuance of up to 2,000,000 shares of $0.001 par value Preferred Stock. The Preferred Stock is senior to the common stock and results in the financial leveraging of the common stock. Such leveraging tends to magnify both the risks and opportunities to common shareholders. Dividends on shares of the Preferred Stock are cumulative. The Fund is required by the 1940 Act and by the Articles Supplementary to meet certain asset coverage tests with respect to the Preferred Stock. If the Fund fails to meet these requirements and does not correct such failure, the Fund may be required to redeem, in part or in full, the Series B Preferred at a redemption price of $25.00 per share plus an amount equal to the accumulated and unpaid dividends whether or not declared on such shares in order to meet these requirements. Additionally, failure to meet the foregoing asset coverage requirements could restrict the Fund’s ability to pay dividends to common shareholders and could lead to sales of portfolio securities at inopportune times. The income received on the Fund’s assets may vary in a manner unrelated to the fixed and variable rates, which could have either a beneficial or detrimental impact on net investment income and gains available to common shareholders.

A shelf registration, effective July 28, 2011, gives the Fund the ability to offer additional common and preferred shares.

On March 18, 2003, the Fund received net proceeds of $23,994,241 after underwriting discounts of $787,500 and offering expenses of $218,259 from the public offering of 1,000,000 shares of Series B Preferred. The Fund, at its option, may redeem the Series B Preferred in whole or in part at the redemption price at any time. The Board has authorized the repurchase on the open market at prices less than the $25 liquidation value of the Series B Preferred. During the six months ended June 30, 2012 and the year ended December 31, 2011 the Fund did not repurchase any shares of Series B Preferred. At June 30, 2012, 965,548 shares of Series B Preferred were outstanding and accrued dividends amounted to $24,139.

The holders of Preferred Stock generally are entitled to one vote per share held on each matter submitted to a vote of shareholders of the Fund and will vote together with holders of common stock as a single class. The holders of Preferred Stock voting together as a single class also have the right currently to elect two Directors and under certain circumstances are entitled to elect a majority of the Board. In addition, the affirmative vote of a majority of the votes entitled to be cast by holders of all outstanding shares of the preferred stock, voting as a single class, will be required to approve any plan of reorganization adversely affecting the preferred stock, and the approval of two-thirds of each class, voting separately, of the Fund’s outstanding voting stock must approve the conversion of the Fund from a closed-end to an open-end investment company. The approval of a majority (as defined in the 1940 Act) of the outstanding preferred stock and a majority (as defined in the 1940 Act) of the Fund’s outstanding voting securities are required to approve certain other actions, including changes in the Fund’s investment objectives or fundamental investment policies.

The Gabelli Convertible and Income Securities Fund Inc.

Notes to Financial Statements (Unaudited) (Continued)

6. Indemnifications. The Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of loss to be remote.

7. Other Matters. On April 24, 2008, the Adviser entered into a settlement with the SEC to resolve an inquiry regarding prior frequent trading in shares of the GAMCO Global Growth Fund (the “Global Growth Fund”) by one investor who was banned from the Global Growth Fund in August 2002. Under the terms of the settlement, the Adviser, without admitting or denying the SEC’s findings and allegations, paid $16 million (which included a $5 million civil monetary penalty). On the same day, the SEC filed a civil action in the U.S. District Court for the Southern District of New York against the Executive Vice President and Chief Operating Officer of the Adviser, alleging violations of certain federal securities laws arising from the same matter. The officer, who also is an officer of the Global Growth Fund and other funds in the Gabelli/GAMCO complex, including this Fund, denies the allegations and is continuing in his positions with the Adviser and the funds. The settlement by the Adviser did not have, and the resolution of the action against the officer is not expected to have, a material adverse impact on the Adviser or its ability to fulfill its obligations under the Advisory Agreement.

8. Subsequent Events. Management has evaluated the impact on the Fund of all subsequent events occurring through the date the financial statements were issued and has determined that there was a subsequent event requiring recognition or disclosure in the financial statements.

On July 12, 2012, Moody’s Investor Services changed its rating on the Series B Preferred.

Management has evaluated the impact on the Fund of all other subsequent events occurring through the date the financial statements were issued and has determined that there were no other subsequent events requiring recognition or disclosure in the financial statements.

Certifications

The Fund’s Chief Executive Officer has certified to the New York Stock Exchange (“NYSE”) that, as of June 8, 2012, he was not aware of any violation by the Fund of applicable NYSE corporate governance listing standards. The Fund reports to the SEC on Form N-CSR which contains certifications by the Fund’s principal executive officer and principal financial officer that relate to the Fund’s disclosure in such reports and that are required by Rule 30a-2(a) under the 1940 Act.

We have separated the portfolio manager’s commentary from the financial statements and investment portfolio due to corporate governance regulations stipulated by the Sarbanes-Oxley Act of 2002. We have done this to ensure that the content of the portfolio manager’s commentary is unrestricted. The financial statements and investment portfolio are mailed separately from the commentary. Both the commentary and the financial statements, including the portfolio of investments, will be available on our website at www.gabelli.com.

THE GABELLI CONVERTIBLE AND INCOME SECURITIES FUND INC.

Board Consideration and Re-Approval of Investment Advisory Contract (Unaudited)

At its meeting on May 15, 2012, the Board of Directors (“Board”) of the Fund approved the continuation of the investment advisory contract with the Adviser for the Fund on the basis of the recommendation by the directors who are not “interested persons” of the Fund (the “Independent Board Members”). The following paragraphs summarize the material information and factors considered by the Independent Board Members as well as their conclusions relative to such factors.

Nature, Extent, and Quality of Services. The Independent Board Members considered information regarding the portfolio manager, the depth of the analyst pool available to the Adviser and the portfolio manager, the scope of supervisory, administrative, shareholder, and other services supervised or provided by the Adviser and the absence of significant service problems reported to the Board. The Independent Board Members noted the experience, length of service, and reputation of the portfolio manager.

Investment Performance. The Independent Board Members reviewed the performance of the Fund since inception against a peer group of convertible and income oriented closed-end funds selected by Lipper. The Independent Board Members noted that the Fund’s performance for the one year period was in the lowest quartile, the performance for the three year period was in the lowest decile, and the performance for the five year period was in the lower half, which was found to be reasonable particularly in light of the Fund’s conservative stance.

Profitability. The Independent Board Members reviewed summary data regarding the profitability of the Fund to the Adviser both with an administrative overhead charge and without such charge and found the profitability to be below normal. The Independent Board Members also noted that a portion of the Fund’s portfolio transactions was executed by the Adviser’s affiliated broker, resulting in incremental profits to the broker.

Economies of Scale. The Independent Board Members discussed the major elements of the Adviser’s cost structure and the relationship of those elements to potential economies of scale. The Independent Board Members noted that the Fund was a closed-end fund and unlikely to realize any economies of scale potentially available through growth in the absence of additional offerings.

Sharing of Economies of Scale. The Independent Board Members noted that the investment management fee schedule for the Fund does not take into account any potential economies of scale.

Service and Cost Comparisons. The Independent Board Members compared the expense ratios of the investment advisory fee, other expenses, and total expenses of the Fund with similar expense ratios of the peer group of equity closed-end funds and noted that the advisory fee includes substantially all administrative services of the Fund as well as investment advisory services of the Adviser. The Independent Board Members noted that the Fund’s expense ratios were above average and the Fund’s size was below average within the group. The Independent Board Members were presented with, but did not consider to be material to their decision, various information comparing the advisory fee with the fee for other types of accounts managed by the Adviser.

Conclusions. The Independent Board Members concluded that the Fund enjoyed highly experienced portfolio management services, good ancillary services, and a reasonable performance record within its conservative stance. The Independent Board Members also concluded that the Fund’s expense ratios were reasonable in light of the Fund’s size, and that, in part due to the Fund’s structure as a closed-end fund, economies of scale were not a significant factor in their thinking. The Independent Board Members did not view the potential profitability of ancillary services as material to their decision. On the basis of the foregoing and without assigning particular

THE GABELLI CONVERTIBLE AND INCOME SECURITIES FUND INC.

Board Consideration and Re-Approval of Investment Advisory Contract (Unaudited) (Continued)

weight to any single conclusion, the Independent Board Members determined to recommend continuation of the investment management agreement to the full Board.

Based on a consideration of all these factors in their totality, the Board, including all of the Independent Board Members, determined that the Fund’s advisory fee was fair and reasonable with respect to the quality of services provided and in light of the other factors described above that the Board deemed relevant. Accordingly, the Board determined to approve the continuation of the Fund’s Advisory Agreement. The Board based its decision on evaluations of all these factors as a whole and did not consider any one factor as all important or controlling.

DIRECTORS AND OFFICERS

THE GABELLI CONVERTIBLE AND INCOME SECURITIES FUND INC.

One Corporate Center, Rye, NY 10580-1422

Directors

Mario J. Gabelli, CFA

Chairman & Chief Executive Officer,

GAMCO Investors, Inc.

E. Val Cerutti

Chief Executive Officer,

Cerutti Consultants, Inc.

Anthony J. Colavita

President,

Anthony J. Colavita, P.C.

Dugald A. Fletcher

President, Fletcher & Company, Inc.

Anthony R. Pustorino

Certified Public Accountant,

Professor Emeritus, Pace University

Werner J. Roeder, MD

Medical Director,

Lawrence Hospital

Anthonie C. van Ekris

Chairman, BALMAC International, Inc.

Salvatore J. Zizza

Officers

Bruce N. Alpert

President & Acting Chief Compliance Officer

Agnes Mullady

Treasurer & Secretary

Curtis Browning

Assistant Vice President & Ombudsman

Laurissa M. Martire

Vice President

Investment Adviser

Gabelli Funds, LLC

One Corporate Center

Rye, New York 10580-1422

Custodian

State Street Bank and Trust Company

Counsel

Skadden, Arps, Slate, Meagher & Flom LLP

Transfer Agent and Registrar

Computershare Trust Company, N.A.

Stock Exchange Listing

Chairman, Zizza & Associates Corp.			6.00%
		Common	Preferred
	NYSE–Symbol:	GCV	GCV PrB
	Shares Outstanding:	13,619,400	965,548

The Net Asset Value per share appears in the Publicly Traded Funds column, under the heading “Convertible Securities Funds,” in Monday’s The Wall Street Journal. It is also listed in Barron’s Mutual Funds/Closed End Funds section under the heading “Convertible Securities Funds.”

The Net Asset Value per share may be obtained each day by calling (914) 921-5070 or visiting www.gabelli.com.

The NASDAQ symbol for the Net Asset Value is “XGCVX.”

For general information about the Gabelli Funds, call 800-GABELLI (800-422-3554), fax us at 914-921-5118, visit Gabelli Funds’ Internet homepage at: www.gabelli.com, or e-mail us at: closedend@gabelli.com

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that the Fund may, from time to time, purchase its common shares in the open market when the Fund’s shares are trading at a discount of 10% or more from the net asset value of the shares. The Fund may also, from time to time, purchase its preferred shares in the open market when the preferred shares are trading at a discount to the liquidation value.

Item 2.	Code of Ethics.

Not applicable.

Item 3.	Audit Committee Financial Expert.

Not applicable.

Item 4.	Principal Accountant Fees and Services.

Not applicable.

Item 5.	Audit Committee of Listed registrants.

Not applicable.

Item 6.	Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

There has been no change, as of the date of this filing, in any of the portfolio managers identified in response to paragraph (a)(1) of this Item in the registrant’s most recently filed annual report on Form N-CSR.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

REGISTRANT PURCHASES OF EQUITY SECURITIES

Period	(a) Total Number of Shares (or Units) Purchased	(b) Average Price Paid per Share (or Unit)	(c) Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs
Month #1 01/01/12 through 01/31/12	Common – N/A Preferred Series B – N/A	Common – N/A Preferred Series B – N/A	Common – N/A Preferred Series B – N/A	Common – 13,516,406 Preferred Series B – 965,548
Month #2 02/01/12 through 02/29/12	Common – N/A Preferred Series B – N/A	Common – N/A Preferred Series B – N/A	Common – N/A Preferred Series B – N/A	Common – 13,516,406 Preferred Series B – 965,548
Month #3 03/01/12 through 03/31/12	Common – N/A Preferred Series B – N/A	Common – N/A Preferred Series B – N/A	Common – N/A Preferred Series B – N/A	Common – 13,572,811 Preferred Series B – 965,548
Month #4 04/01/12 through 04/30/12	Common – N/A Preferred Series B – N/A	Common – N/A Preferred Series B – N/A	Common – N/A Preferred Series B – N/A	Common – 13,572,811 Preferred Series B – 965,548
Month 05/01/12 through 05/31/12	Common – N/A Preferred Series B – N/A	Common – N/A Preferred Series B – N/A	Common – N/A Preferred Series B – N/A	Common – 13,572,811 Preferred Series B – 965,548
Month #6 06/01/12 through 06/30/12	Common – N/A Preferred Series B – N/A	Common – N/A Preferred Series B – N/A	Common – N/A Preferred Series B – N/A	Common – 13,619,400 Preferred Series B – 965,548
Total	Common – N/A Preferred Series B – N/A	Common – N/A Preferred Series B – N/A	Common – N/A Preferred Series B – N/A	N/A

Footnote columns (c) and (d) of the table, by disclosing the following information in the aggregate for all plans or programs publicly announced:

a.

The date each plan or program was announced – The notice of the potential repurchase of common and preferred shares occurs quarterly in the Fund’s quarterly report in accordance with Section 23(c) of the Investment Company Act of 1940, as amended.

b.

The dollar amount (or share or unit amount) approved – Any or all common shares outstanding may be repurchased when the Fund’s common shares are trading at a discount of 10% or more from the net asset value of the shares.

Any or all preferred shares outstanding may be repurchased when the Fund’s preferred shares are trading at a discount to the liquidation value of $25.00.
c.	The expiration date (if any) of each plan or program – The Fund’s repurchase plans are ongoing.
d.	Each plan or program that has expired during the period covered by the table – The Fund’s repurchase plans are ongoing.
e.	Each plan or program the registrant has determined to terminate prior to expiration, or under which the registrant does not intend to make further purchases. – The Fund’s repurchase plans are ongoing.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s Board of Directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11.	Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1)	Not applicable.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)                     The Gabelli Convertible and Income Securities Fund Inc.

By (Signature and Title)*	/s/ Bruce N. Alpert

Bruce N. Alpert, Principal Executive Officer

Date	9/7/12

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Bruce N. Alpert

Bruce N. Alpert, Principal Executive Officer

Date	9/7/12

By (Signature and Title)*	/s/ Agnes Mullady

Agnes Mullady, Principal Financial Officer and Treasurer

Date	9/7/12

* Print the name and title of each signing officer under his or her signature.